                                                                    EXHIBIT 24.1

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ Paul Zepf

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ John P. Whaley

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ Joseph P. Micatrotto

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ Don W. Hays

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ Philip A. Roberts

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ Peter J. Mihajlov

                                   BUCA, INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of BUCA, INC., a Minnesota corporation, does hereby make, constitute, and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-1 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of March, 2000.


                                        /s/ David Yarnell